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                                                                   EXHIBIT 10.02

                                     FORM OF

                          VERITAS SOFTWARE CORPORATION

                             STOCK OPTION AGREEMENT

RECITALS

      A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

      B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

      C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

            NOW, THEREFORE, it is hereby agreed as follows:

            1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

            2. OPTION TERM. This option shall have a maximum term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

            3. LIMITED TRANSFERABILITY.

                  (a) This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding this option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 5, be exercised following Optionee's death.

                  (b) If this option is designated a Non-Statutory Option in the Grant Notice, then this option may, subject to the consent of the Plan Administrator, be assigned in
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whole or in part during Optionee's lifetime to one or more of the Optionee's
Family Members or to a trust established for the exclusive benefit of the Optionee or one or more such Family Members, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

            4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

            5. CESSATION OF SERVICE. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

                  (a) Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

                  (b) Should Optionee die while this option is outstanding, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or the laws of inheritance following Optionee's death or to whom the option is transferred during Optionee's lifetime pursuant to a permitted transfer under Paragraph 3 shall have the right to exercise this option. However, if Optionee dies while holding this option and has an effective beneficiary designation in effect for this option at the time of his or her death, then the designated beneficiary or beneficiaries shall have the exclusive right to exercise this option following Optionee's death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the Expiration Date.

                  (c) Should Optionee cease Service by reason of Permanent Disability while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

                  (d) The applicable post-Service exercise period in effect for this option pursuant to the foregoing provisions of this Paragraph 5 shall automatically be extended by an additional period of time equal in duration to any interval within that otherwise applicable post-


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Service exercise period during which the exercise of this option or the immediate sale of the Option Shares acquired hereunder cannot be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of this option beyond the Expiration Date.

                  (e) During the limited period this option remains exercisable following Optionee's cessation of Service, this option may not be exercised in the aggregate for more than the number of Option Shares for which such option is, at the time of Optionee's cessation of Service, exercisable pursuant to the Exercise Schedule specified in the Grant Notice or the special vesting acceleration provisions of Paragraph 6. This option shall not vest or become exercisable for any additional Option Shares, whether pursuant to the normal Exercise Schedule specified in the Grant Notice or the special vesting acceleration provisions of Paragraph 6, following Optionee's cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator pursuant to an express written agreement with the Optionee. Upon the expiration of the limited post-Service exercise period provided under this Paragraph 5 or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any otherwise vested and exercisable Option Shares for which the option has not been exercised.

                  (f) Should Optionee's Service be terminated for Misconduct or should Optionee otherwise engage in any Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.

            6. SPECIAL ACCELERATION OF OPTION.

                  (a) This option, to the extent outstanding at the time of a Change in Control but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of such Change in Control, vest and become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully vested shares of Common Stock. However, this option shall NOT vest or become exercisable on such an accelerated basis, if and to the extent: (i) this option is to be assumed by the successor corporation (or parent thereof) or is otherwise to be continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on any Option Shares for which this option is not otherwise at that time exercisable (the excess of the Fair Market Value of those Option Shares over the aggregate Exercise Price payable for such shares) and provides for subsequent payout of that spread in accordance with the same option exercise/vesting schedule for those Option Shares set forth in the Grant Notice or (iii) such accelerated vesting is otherwise precluded pursuant to the provisions of Paragraph 5(e).

                  (b) Immediately following the Change in Control, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.


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                  (c) If this option is assumed in connection with a Change in
Control or otherwise continued in effect, then this option shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

                  (d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

            8. STOCKHOLDER RIGHTS. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

            9. MANNER OF EXERCISING OPTION.

                  (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                        (i) Execute and deliver to the Corporation a Notice of Exercise for the Option Shares for which the option is exercised.

                        (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                              (A) cash or check made payable to the Corporation;

                              (B) shares of Common Stock held by Optionee (or
            any other person or persons exercising the option) for the requisite


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            period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or


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                              (C) through a special sale and remittance
            procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (i) to a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation's pre-notification/pre clearance policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

                  Except to the extent the sale and remittance procedure is
            utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Corporation in connection with the option exercise.

                        (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                        (iv) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.

                  (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

                  (c) In no event may this option be exercised for any fractional shares.

            10. COMPLIANCE WITH LAWS AND REGULATIONS.

                  (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

                  (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such


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approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

            11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns, the legal representatives, heirs and legatees of Optionee's estate and any beneficiaries of this option designated by Optionee.

            12. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

            13. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

            14. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

            15. EXCESS SHARES. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall not become exercisable with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

            16. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

                  (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (A) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (B) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

                  (b) No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes


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exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

                  (c) Should the exercisability of this option be accelerated upon a Change in Control, then this option shall qualify for favorable tax treatment as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option first becomes exercisable in the calendar year in which the Change in Control transaction occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Change in Control, the option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

                  (d) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then for purposes of the foregoing limitations on the exercisability of such options as Incentive Options, this option and each of those other options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

            17. EMPLOYMENT AT WILL. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.


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                                    EXHIBIT I

                               NOTICE OF EXERCISE

            I hereby notify VERITAS Software Corporation (the "Corporation") that I elect to purchase ______________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $___________ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 2003 Stock Incentive Plan on ___________________,
_______.

            Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

____________________, _______
Date


                                        ----------------------------------------
                                        Optionee

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

Print name in exact manner it is to
appear on the stock certificate:
                                        ----------------------------------------

Address to which certificate is to
be sent, if different from address
above:
                                        ----------------------------------------

                                        ----------------------------------------

Social Security Number:
                                        ----------------------------------------
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                                    APPENDIX

            The following definitions shall be in effect under the Agreement:

            A. AGREEMENT shall mean this Stock Option Agreement.

            B. BOARD shall mean the Corporation's Board of Directors.

            C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

                  (i) a merger, consolidation or other reorganization approved by the Corporation's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction, or

                  (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, or

                  (iii) any transaction or series of related transactions pursuant to which any person or any group of persons comprising a "group" within the meaning of Rule 13d-5(b)(1) under the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Corporation's securities outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation's stockholders.

            D. CODE shall mean the Internal Revenue Code of 1986, as amended.

            E. COMMON STOCK shall mean shares of the Corporation's common stock.

            F. CORPORATION shall mean VERITAS Software Corporation, a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of VERITAS Software Corporation which shall by appropriate action adopt the Plan.


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            G. EMPLOYEE shall mean an individual who is in the employ of the
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

            H. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

            I. EXERCISE PRICE shall mean the exercise price per Option Share as specified in the Grant Notice.

            J. EXERCISE SCHEDULE shall mean the schedule set forth in the Grant Notice pursuant to which the option is to vest and become exercisable for the Option Shares in a series of installments over the Optionee's period of Service.

            K. EXPIRATION DATE shall mean the date on which the option expires as specified in the Grant Notice.

            L. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock at the close of regular hours trading on the Nasdaq National Market on the date in question, as that price is reported by the National Association of Securities Dealers. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price at the close of regular hours trading on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock at the close of regular hours trading on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price at the close of regular hours trading on the last preceding date for which such quotation exists.

            M. FAMILY MEMBER shall mean any of the following members of the Optionee's family: any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, bother-in-law or sister-in-law.

            N. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.


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            O. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

            P. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

            Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss Optionee or any other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan or this Agreement, to constitute grounds for termination for Misconduct.

            R. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

            S. NOTICE OF EXERCISE shall mean the notice of exercise in the form attached hereto as Exhibit I.

            T. OPTION SHARES shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

            U. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

            V. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            W. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

            X. PLAN shall mean the Corporation's 2003 Stock Incentive Plan, as amended from time to time.

            Y. PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.


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            Z. SERVICE shall mean the Optionee's performance of services for the
Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor. For purposes of this Agreement, Optionee shall be deemed to cease Service immediately upon the occurrence of the either of the following events:
(i) Optionee no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which Optionee is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that should such leave of absence exceed three
(3) months, then for purposes of determining the period within which the Option (if designated as an Incentive Option in the Grant Notice) may be exercised as such an Incentive Option under the federal tax laws, the Optionee's Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Optionee is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator, no Service credit shall be given for vesting purposes for any period the Optionee is on a leave of absence.

            AA. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

            BB. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


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